===============================================================================
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 US WATS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                  US WATS, INC.
                               2 Greenwood Square
                          3331 Street Road, Suite 275
                          Bensalem, Pennsylvania 19020

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 24, 1999

                          -----------------------------

To our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of US Wats, Inc. (the "Company") to be held on Wednesday, November 24, 1999, at 11:00 a.m., local time, at the Holiday Inn, 3499 Street Road, Bensalem, Pennsylvania 19020, for the following purposes:

     1. To elect five directors.

     2. To vote on an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock and preferred stock.

     3. To vote on the adoption of a new stock option plan by the Company.

     4. To vote on the reincorporation of the Company from New York to Delaware.

     5. To transact such other business as may properly come before the Annual Meeting.

     Only shareholders of record as of the close of business on October 22, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

                                             By Order of the Board of Directors,

                                             /s/Artie Regan

                                             Artie Regan, Secretary


Date:  October 25, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD, AND MAIL IT IN THE STAMPED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY. RETURNING THE PROXY CARD DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON ON ALL MATTERS BROUGHT BEFORE THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM IF YOU DO NOT ATTEND.

                                 US WATS, INC.
                               2 Greenwood Square
                          3331 Street Road, Suite 275
                          Bensalem, Pennsylvania 19020

                          -----------------------------

                                PROXY STATEMENT

                          -----------------------------


Introduction:

     The enclosed proxy is solicited by and on behalf of the board of directors (the "Board" or "Board of Directors") of US WATS, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Wednesday, November 24, 1999, at 11:00 a.m., local time, at the Holiday Inn, 3499 Street Road, Bensalem, Pennsylvania 19020 and at any postponement or adjournment thereof (the "Meeting"). This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders of the Company on or about October 26, 1999.

     At the Meeting, the shareholders will be asked to consider and take action on the following matters (collectively, the "Proposals"):

     1. The election of five directors to serve as members of the Board of Directors until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2. An amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock of the Company (the "Common Stock") from 30,000,000 to 100,000,000 and the number of authorized shares of preferred stock of the Company (the "Preferred Stock") from 1,000,000 to 2,000,000.

     3. The adoption of a new stock option plan by the Company that would permit the grant of options with respect to 3,000,000 shares of Common Stock.

     4. The reincorporation of the Company from New York to Delaware.

     5. The transaction of such other business as may properly come before the Meeting or any postponement or adjournment thereof.

     The Board of Directors unanimously recommends each of the Proposals.

Record Date, Quorum and Vote Required:

     The record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting is the close of business on October 22, 1999. The presence, in person or by proxy, of holders of Common Stock representing a majority of all votes entitled to be cast at the Meeting will constitute a quorum for the transaction of business at the Meeting. All valid proxies returned will be included in the determination of whether a quorum is present at the Meeting. As of the record date, October 22, 1999, 20,551,944 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting. Shareholders have no cumulative voting rights.

     The following outlines the vote required to approve each Proposal:

     . Proposal One, to elect directors, requires approval by a plurality of the shares of Common Stock present in person or by proxy at the Meeting.

     . Proposal Two, to increase the number of authorized shares of Common Stock and Preferred Stock, requires approval by a majority of the outstanding shares of Common Stock.

     . Proposal Three, to adopt a new stock option plan, requires approval by at least a majority of the votes cast in person or by proxy at the Meeting.

     . Proposal Four, to reincorporate the Company in Delaware, requires approval by at least two-thirds (2/3) of the outstanding shares of Common Stock.

     Abstentions and broker "non-votes" will be counted towards determining the presence of a quorum. Abstentions and broker "non-votes" will have the effect of a negative vote with respect to Proposals 2 and 4 and will have no effect on Proposal 3. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote for a particular Proposal because the nominee does not have discretionary voting power with respect to the Proposal and has not received voting instructions from the beneficial owner.

     As of the record date, the current directors and officers of the Company have the right to vote 13,961,734 shares of Common Stock, representing approximately 68% of the outstanding shares of Common Stock. Accordingly, such persons own a sufficient number of shares of Common Stock to approve each of the Proposals and intend to vote their shares for each Proposal.

Voting by Proxy; Revocation:

     All properly executed proxy cards delivered by shareholders to the Company and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" each of the Proposals.

     Execution and delivery of the enclosed proxy will not affect the right of any person to attend the Meeting and vote in person. Any shareholder who gives a proxy has the power to revoke it at any time before it is voted by delivery of a written instrument of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, at its address above, or by a request in person to the Secretary of the Company to return the executed proxy. The presence of a shareholder at the Meeting will not operate to revoke a proxy, but the casting of a ballot by a shareholder who is present at the Meeting will revoke a proxy as to the matter on which the ballot is cast.

Cost of Solicitation:

     The cost of soliciting proxies is being borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy statements to their principals, and the Company will reimburse them for their expense in so doing. Officers, directors and employees of the Company may solicit proxies in person or by telephone, but will not receive any additional compensation for such activity.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 15, 1999, information concerning the shares of Common Stock beneficially owned by: (a) each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (b) each director and named executive officer; and (c) all directors and officers as a group. Except as indicated below, to the Company's knowledge, each person named or included in a group has sole voting and investment power with respect to his or its shares of Common Stock.

Name and Address of                       Amount and Nature
Beneficial Owner                        of Beneficial Ownership           Percent of Class
----------------                        -----------------------           ----------------
Murray Goldberg
26 Anthony Drive
Malvern, PA 19355                              295,000(1)                      1.4%

Artie Regan
90 West Street
Suite 1505
New York, NY  10006                            57,000(2)                       *

Walter Anderson
c/o Gold & Appel Transfer, S.A.
Omar Hodge Building
Wickhams Cay
Road Town
Tortula, British Virgin Islands             12,453,734(3)(4)                  60.8%

James M. Rossi
21 East Main Street
Suite 201
Millville, NJ  08332                         1,162,000(5)                      5.7%

Dominic J. Romano
150 South Main Road
Vineland, NJ  08360                              5,000                          *

Gold & Appel Transfer, S.A.
Omar Hodge Building
Wickhams Cay
Road Town
Tortula, British Virgin Islands             12,453,734(4)                     60.8%

David B. Hurwitz
2 Greenwood Square
3331 Street Road
Suite 275
Bensalem, PA  19020                            661,000(6)                      3.1%

Michael McAnulty
2 Greenwood Square
3331 Street Road
Suite 275
Bensalem, PA  19020                             68,000(7)                       *

Name and Address of                       Amount and Nature
Beneficial Owner                        of Beneficial Ownership           Percent of Class
----------------                        -----------------------           ----------------

All Directors and Executive Officers        14,701,734                        69.2%
as a group (7 persons)

---------------------
*  Less than 1%

(1) Consists of 270,000 shares of Common Stock and options to purchase 25,000 shares of Common Stock at $1.1875 per share.

(2) Consists of 12,000 shares of Common Stock, options to purchase 25,000 shares of Common Stock at $1.1875 per share and options to purchase 20,000 shares of Common Stock at $1.69 per share.

(3) All of such shares are held of record by Gold & Appel Transfer, S.A. Pursuant to a power of attorney, Mr. Anderson has sole investment power over such shares and as a result may be deemed to be the beneficial owner of such shares. Mr. Anderson, however, has declaimed such beneficial ownership. Excludes 1,570,400 shares of Common Stock held by the Foundation for the International Non-Governmental Development of Space, a non-profit organization ("FINDS"), of which Mr. Anderson is the president and a director. Mr. Anderson has no pecuniary interest in the shares held by FINDS and has no power to control the voting or disposition of the shares held by FINDS. Mr. Anderson has disclaimed beneficial ownership of such shares. The information in this note (3) is based on a joint Schedule 13D/A dated August 6, 1999 filed by Gold & Appel Transfer, S.A. and Mr. Anderson with the Securities and Exchange Commission.

(4) Based on a joint Schedule 13D/A dated August 6, 1999 filed by Gold & Appel Transfer, S.A. and Mr. Anderson with the Securities and Exchange Commission.

(5) Based on a Schedule 13D dated August 31, 1999 filed with the Securities and Exchange Commission. Includes 1,162,000 shares of Common Stock owned by JMR Marketing Corporation and Solar Investment Group, LLC, entities controlled by Mr. Rossi.

(6) Consists of 61,000 shares of Common Stock, options to purchase 350,000 shares of Common Stock at $1.03125 per share, options to purchase 200,000 shares of Common Stock at $1.30 per share and options to purchase 50,000 shares of Common Stock at $1.1875 per share. Does not include options to purchase 100,000 shares of Common Stock at $1.30 per share, which options do not first become exercisable until January 10, 2000.

(7) Consists of 3,000 shares of Common Stock, options to purchase 15,000 shares of Common Stock at $1.40 per share and options to purchase 50,000 shares of Common Stock at $1.1875 per share. Does not include options to purchase 50,000 shares of Common Stock at $1.50 per share, which options do not first become exercisable until March 12, 2000.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Five Directors, constituting the entire membership of the Board of Directors of the Company, are to be elected at the Meeting to hold office until the next annual meeting of shareholders and until the election and qualification of their successors. Messrs. Goldberg, Regan, Anderson, Rossi and Romano are currently Directors of the Company. All have indicated their willingness to serve if elected.

     Unless authority is withheld with respect to any individual nominee or all of the nominees, the shares represented by the proxies received as a result of this solicitation will be voted in favor of the nominees identified in this Proxy Statement. In the event any nominee declines or is unable to serve, proxies will be voted for the election of the others so named, and may be voted for such substitute nominees as the Board may recommend, or the Board may reduce the number of Directors to eliminate the vacancy. The Board of Directors, however, does not anticipate that any nominee will decline or be unable to serve.

     The names of the nominees, and certain information about them, are set forth below:

Name                 Age        Position                    Director Since
----                 ---        --------                    --------------

Murray Goldberg       57        Director                    1996

Artie Regan           36        Director and Secretary      1997

Walt Anderson         46        Director                    1998

James M. Rossi        48        Director                    1999

Dominic J. Romano     59        Director                    1999

     Murray Goldberg has been a Director of the Company since November 1996 and an independent sales agent of the Company since 1993. Mr. Goldberg is also the owner and a Vice-President of Jamco, Inc., a discount shoe distributor in Florida, and the owner and Director of Doxs, Inc., an anesthesia equipment developer and distributor. From June 1994 until May 1996, he was also an owner of Strathmore Bagel Franchise Company.

     Artie Regan has been a director of the Company since August 1997. Since 1991, Mr. Regan has been President of Regan & Associates, Inc., a proxy solicitation/shareholder services firm in New York, New York that has been a vendor of the Company since 1993. Since 1988, Mr. Regan has also been the Chairman, President and Chief Executive Officer of RD's Place, Inc., a messenger/courier company located in Jersey City, New Jersey.

     Walt Anderson has been a director of the Company since May 1998. Since 1992, Mr. Anderson has been the financial advisor to Gold & Appel Transfer, S.A., a venture capital company which owns substantial positions in several public and private telecommunications companies, including the Company. Pursuant to a power of attorney, Mr. Anderson has sole investment power over the shares of Common Stock owned by Gold & Appel Transfer, S.A. Since 1997, he has served as a director of Esprit Telecom, a European telecommunications company.

     James M. Rossi has been a director of the Company since August 1999. Mr. Rossi is a co-founder of Solar Communications Group, Inc., a productivity service provider, and has been a director and Chairman and Chief Executive Officer of Solar Communications Group, Inc. since October 1994. Mr. Rossi has also served as a director and Chairman and Chief Executive Officer of JMR Corporation, a telecommunication consulting firm, since 1971, as a director and Chairman and Chief Executive Office of Cam-Comm, Inc. a data fiber optics reseller, since 1997, and as President and a director of Camanco, Inc., a data fiber optics reseller, since 1997.

     Dominic J. Romano has been a director of the Company since September 1999. Mr. Romano has served as the managing partner of Romano, Hearing & Testa, a certified public accounting and consulting firm located in Vineland, New Jersey, since 1967. His areas of specialization include valuations of businesses for acquisition purposes and financial, tax and estate planning. He currently is a board member of Solar Communications Group, Inc. He is a certified public accountant, registered municipal accountant, and he holds a Bachelor of Science in Accounting degree from Seton Hall University.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

Board Meetings and Committees of the Board of Directors

     The Board of Directors met six times during 1998. Each incumbent Director who served as a Director in 1998 attended at least 75% of the meetings of the Board.

     Audit Committee. The audit committee of the Board of Directors (the "Audit Committee") currently consists of Messrs. Goldberg and Regan, neither of whom is an employee of the Company. The Audit Committee has responsibility for making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. One meeting of the Audit Committee was held in 1998 to discuss the 1998 audit with Deloitte & Touche, LLP, the Company's independent public accountants.

     Compensation Committee. In October 1998, the Board established a compensation committee of the Board of Directors (the "Compensation Committee") consisting of Messrs. Goldberg, Regan and Anderson, none of whom is an employee of the Company. The Compensation Committee is authorized to determine compensation for the Company's executive officers. During 1998, formal action on compensation matters was taken by the full Board (with interested members of the Board abstaining).

Compensation of Directors

     In 1998, non-employee directors received $1,000 for each Board meeting attended in person, and $500 for participation in each Board meeting conducted by telephone conference call. In addition, the Company granted to each of Messrs. Regan and Goldberg options to purchase 25,000 shares of Common Stock at $1.1875 per share for his services as a director during 1998.

Certain Relationships and Related Transactions

     Mr. Goldberg acts as an agent for the Company and is the co-owner of Goldberg & Associates, a company that acts as an agent for the Company in the sale of the Company's products and services. During 1998, the Company paid Mr. Goldberg and Goldberg & Associates a total of $84,569 in commissions for their services as agents of the Company. These payments were based on commission structures developed prior to Mr. Goldberg's election to the Board.

     On March 23, 1999, the Company issued 900,000 shares of Common Stock to Gold & Appel Transfer, S.A., a majority shareholder of the Company controlled by Mr. Anderson, for an aggregate purchase price of $1,530,000 or $1.70 per share. The Company used proceeds of the issuance for general working capital. The terms of such transaction were negotiated between the Company and Gold & Appel Transfer, S.A. on an arms-length basis, with Mr. Anderson abstaining from all negotiations and approvals.

     In August 1990, the Company entered into indemnification agreements with Aaron R. Brown and Stephen J. Parker, former executive officers and directors of the Company. In addition, in July 1997, the Company entered into an indemnification agreement with Kevin O'Hare, a former executive officer of the Company. In general, the indemnification agreements obligate the Company to indemnify each of Messrs. Brown, Parker and O'Hare against the liabilities and expenses incurred by them in acting as a director or officer of the Company to the maximum extent allowed by law. The Company, together with Messrs. Brown, Parker and O'Hare, were sued by Mark Scully, the Company's former President, for various claims asserted by him in connection with his termination of employment with the Company on December 30, 1996. The Company and Messrs. Brown, Parker and O'Hare selected joint counsel to defend the action. The Board of Directors authorized the Company to advance the expenses of the individual defendants incurred in defending this action. On June 9, 1999, the Court entered a judgment in favor of Mr. Scully for the sum of approximately $626,442. The Company and the other defendants are appealing this judgment.

     Upon the resignation of Mr. Parker as President and Chief Executive Officer of the Company and as a Director of the Company on August 21, 1998, the Company paid him $300,000 in full satisfaction of any entitlement to unpaid salary or bonus. In addition, Mr. Parker sold the Company 869,000 of the 1,000,000 shares of Common Stock then held by him for an aggregate purchase price of $1,042,800 ($1.20 per share).

     Mr. Regan is the President of Regan & Associates, a proxy solicitation/shareholder services firm that has been a vendor of the Company since 1993. During 1999, the Company paid this firm an aggregate of $3,500 for services rendered to the Company in 1998.

     On September 1, 1999, the Company acquired selected assets of JMR Marketing Corporation ("JMR"), a firm that provided consulting services for telephone long distance and related services, for 150,000 shares of Common Stock. JMR is owned and controlled by Mr. Rossi. Upon completion of the acquisition, the Board of Directors elected Mr. Rossi to the Board of Directors.

Executive Officers

     The Company's executive officers are appointed by the Board of Directors and, except as described herein, hold office at the pleasure of the Board until their successors are appointed and have qualified. The Company currently has two executive officers, David B. Hurwitz, the President and Chief Executive Officer, and Michael McAnulty, the Chief Financial Officer.

     Mr. Hurwitz became the Executive Vice President of Sales and Marketing and General Manager of the Company in December 1996 and was elected President and Chief Executive Officer of the Company in February 1999. From 1995 to 1996, he served as the Vice President of Sales and Marketing of Commonwealth Long Distance, a company engaged in the provision of local and long distance telephone services. From 1993 to 1995, he served as Executive Vice President and Chief Operating Officer of InterNet Communications Services, Inc., a company engaged in the provision of pre-paid calling card services. From 1992 to 1995, he served as General Manager of FiberNet, a company engaged in the provision of local and private line telephone services. From 1985 to 1992, Mr. Hurwitz held sales and sales management positions with RCI Long Distance, a subsidiary of Rochester Telephone Corp. (now Frontier Corporation).

     Mr. McAnulty joined the Company in 1996 as controller and became the Company's Chief Financial Officer in May 1998. From 1992 to 1996, he was the Accounting Manager for PageNet Inc., a company engaged in the provision of wireless paging services. Before joining PageNet, he was employed by Crown, Cork and Seal Co., Inc. as a plant controller.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation paid for the years ended December 31, 1998, 1997 and 1996: (i) to the Company's President and Chief Executive Officer, and (ii) to the Company's two former Presidents and Chief Executive Officers. The combined 1998 salary and bonus of the Company's other executive officer, Michael McAnulty, was less than $100,000.

                           Summary Compensation Table

                                                                        Long Term
                                         Annual Compensation          Compensation
                                         -------------------          ------------

                                                                         Common
                                                                         Stock              All
                                                                       Underlying          Other
Name And Principal Position          Year        Salary      Bonus     Options (#)      Compensation
---------------------------          ----        ------      -----     -----------      ------------
David B. Hurwitz                     1998       $215,030    $    --        50,000          $     --
President and Chief Executive        1997       $150,000    $69,821            --                --
Officer(1)                           1996       $  6,250         --       700,000                --

Aaron R. Brown                       1998       $ 64,171         --            --          $ 82,747
Former President and Chief           1997       $  7,305         --            --          $119,792
Executive Officer(2)                 1996       $165,000         --            --          $  1,116(4)

Stephen J. Parker,                   1998       $118,133         --            --          $300,000
Former President and Chief           1997       $169,125         --            --          $  9,890(4)
Executive Officer(3)                 1996       $165,000         --            --          $  2,065(4)

(1) Mr. Hurwitz became President and Chief Executive Officer on February 17, 1999. He commenced employment with the Company in December 1996 as Executive Vice President of Sales and Marketing and General Manager.

(2) Effective August 21, 1998, Mr. Brown became the interim President and Chief Executive Officer at a salary of $178,125 per annum. Between January 14, 1997 and August 21, 1998, Mr. Brown was a consultant to the Company, and was compensated at $128,125 per annum. Upon Mr. Brown's resignation from the Company effective February 17, 1999 as interim President and Chief Executive Officer, Mr. Brown resumed his status as a consultant under his consulting contract. This consulting contract extends until January 13, 2003 and provides, as of the date of this Proxy Statement, for a base annual payment of $128,125, subject to a cost of living adjustment.

(3) Effective August 21, 1998, Mr. Parker, the then President and Chief Executive Officer of the Company, terminated his employment with the Company. Mr. Parker was immediately replaced by Mr. Brown as interim President and Chief Executive Officer. Upon termination, Mr. Parker received a severance payment of approximately $300,000. Mr. Parker originally had a seven-year employment agreement with the Company which, by its terms, continued until December 2000. This agreement was terminated effective August 21, 1998.

(4) Includes amounts paid for life insurance of the named officer where the Company is not the beneficiary of the policy and auto expense reimbursements.

Option Grants in Last Fiscal Year

     The following table summarizes the number of options granted to named executive officers during the year ended December 31, 1998. The Company did not grant any stock appreciation rights in 1998.


                             Number of
                             Shares of                                                        Potential Realizable
                           Common Stock          Percent of                                     Value of Assumed
                            Underlying         Total Options                                 Annual Rates of Stock
                              Options            Granted in      Exercise    Expiration      Price Appreciation for
Name                          Granted          Fiscal Year(1)     Price         Date             Option Term(2)
----                       ------------        --------------    --------    ----------      ----------------------
                                                                                                  5%       10%
                                                                                                -----     -----
David B. Hurwitz
President and Chief
Executive Officer             50,000                10.6%         $1.1875     03/10/01         $9,359     $19,653

Aaron R. Brown
Former President                 --                  --              --          --               --         --
and Chief Executive
Officer

Stephen J. Parker,
Former President                 --                  --              --          --               --         --
and Chief Executive
Officer

(1) Based upon options to purchase a total of 473,000 shares of Common Stock granted to all officers and employees of the Company in 1998 under the Company's stock option plan.

(2) These amounts represent hypothetical gains that could be achieved for the respective stock options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option
Values

     The following table summarizes the number and value of unexercised options held by the named officers as of December 31, 1998.

                         Number of                   Number of Shares of
                          Shares                  Common Stock Underlying            Value of Unexercised
                         Acquired                  Unexercised Options or          In-The-Money Options or
                            on       Value           Warrants at Fiscal               Warrants at Fiscal
                         Exercise   Realized              Year-End                        Year-End(1)
                        ---------   --------      ---------------------------     ---------------------------
                                                                       Un-                           Un-
                                                  Exercisable     exercisable     Exercisable     exercisable
Name                       (#)        ($)            (#)              ( #)            ($)             ($)
----                    --------     -----        -----------     -----------     -----------     -----------
David B. Hurwitz
President and Chief
Executive Officer          --          --            475,000         225,000        $221,563       $ 61,875

Aaron R. Brown
Former President and
Chief Executive         869,000(2)     --               --               --            --              --
Officer(2)(3)

Stephen J. Parker,
Former President and
Chief Executive         869,000(2)     --               --               --            --              --
Officer(2)(3)


(1) Based upon a market price of the Common Stock on December 31, 1998 of $1.5625 per share (last trading day in December 1998).

(2) Includes exercise of 300,000 shares of Common Stock issued on September 1, 1993 under the Company's 1993 Executive Stock Option Plan (the "Executive Plan," now consolidated with the Employee Compensation Stock Option Plan in the Amended and Restated Stock Option Plan) at an exercise price of $1.375 per share and exercise of warrants to purchase 569,000 shares of Common Stock issued on May 11, 1995 at an exercise price of $1.0625 per share.

Employment Agreement

     Mr. Hurwitz entered into a three-year employment agreement terminating January 5, 2000. The employment agreement provides for an annual base salary of $200,000 subject to annual cost-of-living increases as measured by the Consumer Price Index. As of September 30, 1999, the base salary under the employment agreement was approximately $207,825.

Compensation Committee Interlocks and Insider Participation

     During 1998, all deliberations and decisions concerning executive officer compensation were conducted and made by the Board of Directors (with interested members of the Board abstaining). From January 1, 1998 through February 17, 1999, Mr. Brown served as a Director of the Company while also employed as the Company's interim President and Chief Executive Officer.

Report of the Board of Directors on Executive Compensation

     The Company currently has two executive officers, Messrs. Hurwitz and McAnulty. The annual salary of Mr. Hurwitz was established in his three-year employment agreement, which was entered into by the Company in December 1997 and which continues until January 5, 2000. The annual salary and bonus of Mr. McAnulty for 1998 were less than $100,000 and were determined by the Company's former President and Chief Executive Officer based on the Company's industry position.


     This report is made by the incumbent directors listed below who served as directors in 1998.

     Murray Goldberg
     Artie Regan
     Walt Anderson

Performance Graph

     The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total shareholder return on the Common Stock with the cumulative total shareholder return of (i) a broad equity index and (ii) a published industry or peer group index. The following chart compares the cumulative total shareholder return for the Common Stock with the cumulative shareholder return of companies on (i) the NASDAQ Stock Market (U.S.) Index and
(ii) the NASDAQ Telecommunications Index for the period beginning December 31, 1993 and ending December 31, 1998.


                              [CHART APPEARS HERE]

                                                     Cumulative Total Return
                                        ------------------------------------------------
                                        12/93     12/94    12/95   12/96   12/97   12/98
US Wats, Inc.                          100.00        23       29      42      77      52
NASDAQ Stock Market (U.S.) Index       100.00        98      138     170     208     294
NASDAQ Telecommunications Index        100.00        83      109     112     166     273

          PROPOSAL NO. 2 - INCREASE IN THE NUMBER OF AUTHORIZED SHARES

     The Board of Directors unanimously proposes that shareholders approve an amendment to the Company's certificate of incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 100,000,000 and to increase the number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000.

     If this Proposal 2 is approved and Proposal 3, the Reincorporation, is also approved, the increase in the number of authorized shares of Common Stock and Preferred Stock may be accomplished by the merger of the Company with and into a wholly-owned subsidiary of the Company formed under the laws of the State of Delaware. This subsidiary will be the surviving corporation after the merger and will be authorized to issue 100,000,000 shares of common stock, $.001 par value, and 2,000,000 shares of preferred stock, $.01 par value.

     If this Proposal 2 is approved, and Proposal 3, the Reincorporation, is not approved, the increase in the number of authorized shares of Common Stock and Preferred Stock will be effected by amending Article FOURTH of the Company's certificate incorporation to read as follows:

     "FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is One Hundred and Two Million (102,000,000). One Hundred Million (100,000,000) of such shares shall be shares of a class of Common Stock, $.001 par value per share. Two Million (2,000,0000) of such shares shall be shares of a class of Preferred Stock, $.01 par value per share. The Board of Directors shall have the authority to divide the authorized and unissued shares of Preferred Stock into series, and to determine for each such series its voting rights, designations, preferences, conversion rights, limitations and special rights."

     As of September 30, 1999, 20,551,944 shares of Common Stock were issued and outstanding and 1,767,750 shares of Common Stock were reserved for issuance in respect of outstanding options. As of September 30, 1999, no shares of Preferred Stock were issued and outstanding.

     Under both Delaware and New York law, the board of directors is authorized to issue from time to time any and all unissued shares of common stock for any proper corporate purposes without prior shareholder approval, except as may be required for a particular transaction by law or the company's certificate of incorporation, or by the rules of any stock exchange or self regulatory organization on which the company's securities may then be listed.

     The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock and Preferred Stock is in the best interest of the Company and its shareholders. While the Board of Directors has no specific plan for the issuance of additional shares of Common Stock or Preferred Stock, it believes that the Company should have sufficient authorized but unissued shares for issuance in connection with implementation of employee benefit plans, mergers and acquisitions, and other proper business purposes. In many such situations, prompt action may be required which would not permit seeking shareholder approval to authorize additional shares for the specific transaction on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of the shareholders. For example, the Board of Directors may deem it appropriate to make a private or public offering of shares in order to raise funds for working capital or other purposes, or shares may be issued to finance possible future acquisitions, or for distribution to the Company's shareholders as a stock dividend or stock split or for distribution pursuant to employee benefit plans.

     Holders of Common Stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of stock might dilute the ownership and voting rights of shareholders. The proposed increase in the number of shares of stock the Company is authorized to issue is not in response to any takeover attempt and is not intended to inhibit a change in control of the Company. However, the availability for issuance of additional shares of stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 100,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 2,000,000.

                 PROPOSAL NO. 3 - ADOPTION OF STOCK OPTION PLAN

General


     At the Meeting, the shareholders will be asked to approve the US WATS, Inc. 1999 Stock Option Plan (the "Stock Option Plan"). The Board has adopted the Stock Option Plan, subject to shareholder approval. The full text of the Stock Option Plan is attached to this Proxy Statement as Exhibit D.


     The Board believes that the adoption of the Stock Option Plan is advisable because the award of options under that plan will promote the interests of the Company by encouraging option recipients to remain in the service of the Company and contribute to its success. It also gives the Company a means to attract qualified new employees.

Summary of the Stock Option Plan

     The Stock Option Plan provides for the grant of both "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and stock options that are non-qualified for federal income tax purposes ("NQSOs"). Persons eligible to receive awards under the Stock Option Plan include employees, directors, consultants and advisors. Subject to certain adjustments reflecting changes in the Company's capitalization, the total number of shares of Common Stock for which options may be granted under the Stock Option Plan is 3,000,000. Under the Stock Option Plan, no individual may be granted Options for more than 1,000,000 shares in any calendar year.

     The Stock Option Plan is administered by the entire Board, or a committee of the Board comprised of directors who are not also employees of the Company (the "Committee"). The Board or its Committee determines, among other things: which employees will receive options under the Stock Option Plan; the time when options will be granted; the type of option (ISO or NQSO, or both) granted, the number of shares subject to each option; the time or times when each option will be exercisable and expire; the acceptable form(s) of payment for each option's exercise price; and, subject to certain conditions discussed below, the exercise price of each option. Board members administering the Stock Option Plan may vote on any matters affecting the administration of the Plan, except that no member may act upon the grant of an option to himself or herself.

     The exercise price of the options granted under the Stock Option Plan are determined by the Board or its Committee, but may not be less than 25% of the fair market value per share of the Common Stock on the date the option is granted in the case of a NQSO, or 100% of the fair market value per share of the Common Stock on the date the option is granted in the case of an ISO. If, however, an ISO is granted to any person who, at the time of the grant, owns capital stock possessing more than 10% of the total combined voting power of all classes of the Company's capital stock, then the exercise price for such ISO may not be less than 110% of the fair market value per share of the Common Stock on the date the option is granted.

     Options are not assignable or transferable other than by will or the laws of descent and distribution. In general, if an optionee's employment or engagement by the Company is terminated, such optionee's options that are exercisable on the date of termination will remain exercisable for three months following the date of termination. However, if the Board or its Committee determines that a terminated optionee engaged in deliberate and premeditated acts against the interests of the Company, intentionally misappropriated funds, engaged in gross misconduct relating to the Company, or has been convicted of a felony, all unexercised options held by such optionee will terminate upon the earlier of the date of such determination or the date of termination. In addition, if an optionee's employment or engagement terminates because of disability or death, such optionee's options that are exercisable on the date of disability or death will remain exercisable for 12 months following the date of termination.

     In the event of a "change in control" of the Company, the Board or its Committee may generally cause all outstanding options to vest, exchange outstanding options for options to purchase common stock of any successor corporation, and/or cancel the options and cause the Company to distribute cash and/or other substitute consideration to the optionee. However, in the event of a "change in control" that is intended to be accounted for as a pooling of interests, the treatment of outstanding options will not be within the discretion of the Board or its Committee. Rather, in that case, all outstanding options will become fully vested, will apply to the stock of the surviving company, and will be adjusted to preserve the aggregate option spread (i.e., the difference between the fair market value of the stock subject to the option and the aggregate exercise price of that option). A "change in control" for purposes of the Stock Option Plan generally includes the acquisition by any person or entity who is not a shareholder of the Company on the date of approval of the Stock Option Plan of the beneficial ownership of 25% or more of the voting power of the Company's stock or the sale of all or substantially all of the Company's assets.

     There are no federal income tax consequences to the Company on the grant or exercise of an ISO. If an employee disposes of stock acquired through the exercise of an ISO within one year after the date such stock is acquired or within two years after the grant of the ISO (a "Disqualifying Disposition"), the Company will be entitled to a deduction in an amount equal to the difference between the fair market value of such stock on the date it is acquired and the exercise price of the ISO. There are no tax consequences to the Company if an ISO lapses before exercise or is forfeited.

     An employee who receives an ISO is not subject to federal income tax on the grant or exercise of the ISO. However, the difference between the option price and the fair market value of the Common Stock received on the exercise of the ISO ("ISO Stock") is an item of adjustment for purposes of the alternative minimum tax. Upon the exercise of an ISO, an employee will have a basis in the ISO Stock received equal to the amount paid. An employee will be subject to capital gain or loss upon the sale of ISO Stock, equal to the difference between the amount received for the stock and the employee's basis in such (unless such sale constitutes a Disqualifying Disposition). The gain or loss will be long- or short-term, depending on the length of time the ISO Stock was held prior to disposition.

     In the event of a Disqualifying Disposition, an employee will be required to recognize (1) taxable ordinary income in an amount equal to the difference between the fair market value of the ISO Stock on the date of exercise of the ISO and the exercise price; and (2) capital gain or loss (long- or short-term, as the case may be) in an amount equal to the difference between (a) the amount realized by the employee upon the Disqualifying Disposition and (b) the exercise price paid by the employee for the stock, increased by the amount of ordinary income recognized by the employee, if any.

     The Stock Option Plan permits an optionee to pay an option's exercise price in cash or, in the discretion of the Board or its Committee, shares of the Common Stock. If the employee pays the exercise price of an ISO with shares of Common Stock that are already owned, the basis of the newly acquired ISO Stock will depend on the tax character and number of shares of the previously owned stock used as payment. If the employee pays with shares acquired upon other than the exercise of an ISO ("non-ISO Stock"), the transaction will be tax-free to the extent that the number of shares received does not exceed the number of shares of non-ISO Stock paid. The basis of the number of shares of newly acquired ISO Stock which does not exceed the number of shares of non-ISO Stock paid will be equal to the basis of the shares paid. For capital gains tax purposes, the employee's holding period with respect to such shares will include the holding period of the shares of non-ISO Stock paid. To the extent the employee receives more new shares than shares surrendered, the "excess" shares of ISO Stock will take a zero basis. If an employee pay the exercise price of an ISO using shares of previously acquired ISO Stock, however, certain special rules apply. If the employee has not held the previously acquired ISO Stock for at least two years from the date of grant of the related ISO and one year from the date of the exercise of such related ISO, the use of such ISO Stock to pay the exercise price will constitute a Disqualifying Disposition and subject the employee to income tax with respect to the ISO Stock, as described above. In such circumstances, the basis of the newly acquired ISO Stock will be equal to the fair market value of the previously acquired ISO Stock used as payment.

     The grant of a NQSO has no immediate tax consequences to the Company or the optionee. Upon the exercise of a NQSO, the Company is entitled to a deduction in an amount equal to the difference between the fair market value of the share acquired through exercise of the NQSO and the exercise price of the NQSO. There are no tax consequences to the Company or the optionee if a NQSO lapses before exercise or is forfeited. The exercise of a NQSO requires an optionee to include in gross income the amount by which the fair market value of the acquired shares exceeds the exercise price on the exercise date. The optionee's basis in the acquired shares will be their fair market value on the date of exercise. Upon a subsequent sale of such shares, the optionee will recognize capital gain or loss equal to the difference between the sales price and the basis in the stock. The capital gain or loss will be long- or short-term, depending on whether the optionee has held the shares for more than one year.

     If an optionee uses previously owned Common Stock as payment for the exercise price of a NQSO, the exchange is tax-free with respect to a number of the new shares equal to the number of shares surrendered for payment and those new shares will have a basis equal to that of the shares surrendered. For capital gains tax purposes, the holding period for the new shares will include the period the optionee held the surrendered shares. To the extent the optionee receives more new shares than shares surrendered, the excess shares are treated as having been acquired for no consideration and the fair market value of such excess shares is includible in the optionee's income as compensation. The basis of the excess shares is their fair market value at the time of receipt. If the previously owned shares consist of ISO Stock for which the holding requirements were not met (such that their use as payment of the exercise price constitutes a Disqualifying Disposition), the optionee will have the income tax consequences described above.

     The shares of Common Stock available for awards under the Stock Option Plan would be in addition to the shares of Common Stock available for awards under the Company's existing stock option plan. As of September 30, 1999, 991,616 shares of Common Stock were available for future awards under the existing stock option plan.

     The Board has authority to suspend, terminate or discontinue the Stock Option Plan or revise or amend it without shareholder approval other than to increase the number of shares available for award under the Plan or to change the class of persons eligible to receive Options. Options may not be granted under the Stock Option Plan following the tenth anniversary of the date the Plan has been approved by shareholders.

     The closing price of a share of Common Stock, as reported by NASDAQ on September 29, 1999 was $1.875.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE STOCK OPTION PLAN.

            PROPOSAL NO. 4 - REINCORPORATION IN THE STATE OF DELAWARE

General

     The Board of Directors unanimously believes that the best interest of the Company and its shareholders will be served by changing the Company's state of incorporation from New York to Delaware (the "Reincorporation"). Throughout this Proposal No. 4, the term "Company" refers to the existing New York corporation and the term the "Delaware Company" refers to Capsule Communications, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed by the Company for the Reincorporation. The address and phone number of the principal executive office of the Delaware Company are the same as those of the Company.


     The Reincorporation will be effected by merging the Company with and into the Delaware Company (the "Merger") in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). Upon completion of the Merger:

     . the Company will cease to exist,

     . the Delaware Company will continue to operate the business of the Company under the name "Headway Communications, Inc.," or such other name as the Board determines is advisable,

     . the shareholders of the Company will automatically become the shareholders of the Delaware Company,

     . the shareholders will have rights as shareholders of the Delaware Company and no longer as shareholders of the Company, and such rights will be governed by Delaware law, the Delaware Company's certificate of incorporation (the "Delaware Company Certificate") and the Delaware Company's by-laws (the "Delaware Company By-laws") rather than by New York law, the Company's existing certificate of incorporation (the "Company Certificate") and the Company's existing by-laws (the "Company By-laws"), and

     . options and warrants to purchase shares of the Company's common stock automatically will be converted into options and warrants to acquire an equal number of shares of the Delaware Company's common stock.

     The Reincorporation will not result in any change in the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Company. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Delaware Company following the Reincorporation. Following the Merger, the Delaware Company's common stock is expected to be listed on The Nasdaq SmallCap Market under the symbol "CAPS."

     Approval of the Reincorporation will constitute approval of the Merger and the Merger Agreement. Following the Meeting, if the Reincorporation is approved, the Company, upon satisfaction of applicable regulatory requirements, will submit the Merger Agreement to the offices of the New York Secretary of State and the Delaware Secretary of State for filing.

     The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of the Delaware Company Certificate and Delaware Company By-laws, including those provisions relating to the limitation of director liability and indemnification of directors and officers under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of the Delaware Company by Delaware law, the Delaware Company Certificate and the Delaware Company By-laws will alter certain rights of the shareholders.

     The shareholders' approval of the Reincorporation will mean that after the Merger, the certificate of incorporation of the Delaware Company as it exists immediately prior to the Merger will be the certificate of incorporation of the surviving company. The Company anticipates that such certificate of incorporation will be in the form attached as Exhibit B; however, the Board may
                                              ---------
change the name of the Delaware Company prior to the Merger if it determines that such a change is advisable. If such a name change occurs, then the surviving company would operate the business of the Company under the new name selected by the Board.

     Under the Merger Agreement, each outstanding share of the Company's common stock will automatically be converted into one share of the Delaware Company's common stock upon the Effective Time (as defined below). Each stock certificate representing issued and outstanding shares of the Company's common stock will continue to represent the same number of shares of common stock of the Delaware Company. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR THE DELAWARE COMPANY STOCK CERTIFICATES.

Required Vote

     Under New York law, the affirmative vote of the holders of at least two-thirds of the outstanding voting stock of the Company is required for approval of the Merger and the other terms of the Merger Agreement. The Merger Agreement has been approved unanimously by the Board of Directors. If approved by the shareholders, the Reincorporation will become effective upon the filing of the Merger Agreement and related documentation with the Secretary of State of both Delaware and New York (the "Effective Time"). The Board of Directors intends that the Reincorporation be consummated as soon as practicable following the Meeting and the satisfaction of applicable regulatory requirements. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Merger Agreement either before or after the shareholders' approval has been obtained and before the Effective Time, if circumstances arise causing the Board of Directors to deem either such action advisable.

     The discussion set forth below is a summary of the Merger Agreement and certain of its affects. It is qualified in its entirety by reference to the Merger Agreement attached to this Proxy Statement as Exhibit A.
                                                     ---------

Reasons for the Reincorporation

     Rendering Section 912 Inapplicable. The Company periodically explores the desirability of combining its business with the business of other companies. The Company believes that certain business combinations would promote shareholder interests by increasing operating efficiencies and net income and enhancing the Company's prospects for future growth.

     Section 912 of the New York Business Corporation Law (the "NYBCL") restricts any "business combination" (as defined in Section 912) between a New York corporation and an "interested shareholder" for five years (and thereafter, unless certain conditions are satisfied) after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the New York corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. An "interested shareholder" is, among others, any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

     During the first quarter of 1998, Mr. Anderson, through a company controlled by him, acquired in excess of 20% of the outstanding Common Stock and thereby became an interested shareholder. Because the Board did not exempt Mr. Anderson's acquisition, the Company is restricted from engaging in "business combinations" with Mr. Anderson or a company controlled by him until the first quarter of 2003.

     In its exploration of potential business combinations, the Company has identified ambiguities in Section 912 relating to whether Section 912 restricts the Company's ability to engage in business combinations with third parties unaffiliated with Mr. Anderson. Although the Board believes that Section 912 should not be interpreted as applying to a business combination between the Company and a third party unaffiliated with Mr. Anderson, the Company and a potential partner in a business combination may conclude that it is preferable to structure the combination in a manner that avoids any ambiguities in the application of Section 912. However, such structural alternatives may not have the same tax and other efficiencies that could be achieved through a combination structured without regard to Section 912. In any event, the uncertainty surrounding this ambiguity as it relates to any potential business combination is, in the opinion of the Board, adversely affecting the Company. Accordingly, the Board believes it is in the best interests of the Company and its shareholders to effect the Reincorporation.

     For the reasons explained below, the Board has selected Delaware as the preferred state in which to reincorporate the Company.

     Advantages of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than New York, giving Delaware corporate law an added measure of predictability that is useful in a judicial system based partly on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly. For these reasons, many American corporations have selected Delaware for their corporate domicile either initially or through subsequent reincorporation.

     The Board of Directors considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it approved the present proposal. In addition, the Company has never maintained executive offices in the State of New York.

     Possible Disadvantages. Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. In addition, following a reincorporation by the Company in Delaware, the Company may be able to complete a business combination which it would be unable to complete if the Company remained incorporated in New York. Such a business combination may be opposed by some shareholders. For a comparison of shareholders' rights under Delaware and New York law, see "Comparison of Certificate and By-laws Provisions of the Delaware Company and the Company and Provisions in the DGCL and NYBCL" below.

Conversion of Stock Certificates

     After the Reincorporation becomes effective, the Delaware Company will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of the Company will become holders of the new shares of the Delaware Company. Shares of the Company will automatically convert into shares of the Delaware Company, on these terms:

     . The conversion will be on a one-for-one basis.

     . Each share of the common stock of the Company which is outstanding at the effective time will become one share of the common stock of the Delaware Company.

     THIS MEANS THAT, BEGINNING AT THE EFFECTIVE TIME, EACH COMPANY STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF DELAWARE COMPANY SHARES. THEREFORE, SHAREHOLDERS OF THE COMPANY NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW DELAWARE COMPANY STOCK CERTIFICATES. LIKEWISE, SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE CORPORATION OR THE CORPORATION'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE EFFECTIVE TIME OF REINCORPORATION.

Trading of the Stock

     After the Reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. The Delaware Company will issue new certificates representing shares of Delaware Company common stock for transfers occurring after the Effective Time. On request, the Delaware Company will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     After the Reincorporation, the Delaware Company will continue to be a publicly held company, with its common stock tradable on the The Nasdaq SmallCap Market under its new symbol. The Delaware Company will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

Certain Federal Income Tax Consequences

     The following is a brief summary of certain federal income tax consequences to holders of the Company's common stock who receive the Delaware Company's common stock in exchange for their common stock as a result of the Reincorporation. This summary is for general information only. This summary does not address all the tax consequences of the Reincorporation that may be relevant to particular Company shareholders, such as dealers in securities.

     In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Reincorporation with respect to such shareholder, including the applicability of federal, state, local or foreign tax laws.

     The Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. No gain or loss will be recognized by holders of Common Stock upon receipt of common stock of the Delaware Company pursuant to the Reincorporation. The tax basis of the common stock of the Delaware Company received by each shareholder will be the same as the aggregate tax basis of the common stock of the Company held by such shareholder at the time of the Reincorporation. The holding period of the common stock of the Delaware Company received by each shareholder of the Delaware Company will include the period for which such shareholder held the common stock of the Company surrendered in exchange therefore, provided that the Company's common stock was held by such shareholder as a capital asset at the time of the Reincorporation.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. This summary does not address potential legislative changes that may affect these consequences.

     The Company should not recognize gain or loss for federal tax purposes as a result of the Reincorporation, and the Delaware Company should succeed, without adjustment, to the federal income tax attributes of the Company.

Accounting Treatment of the Merger

     In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

Regulatory Approvals

     The Merger is not expected to be consummated until the Company has obtained all required consents of governmental authorities. To the Company's knowledge, the only required consent to the consummation of the Merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of New York with the Secretary of State of the State of New York and receipt of approval of public utility commissions in states where the Company provides telecommunications services.

Appraisal Rights

     NYBCL does not provide for appraisal rights for dissenting shareholders of the Company in connection with the Merger.

Abandonment

     The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.

Comparison of Certificate and By-laws Provisions of the Delaware Company and the Company and Provisions in the DGCL and NYBCL

     The relative rights of the shareholders of the Delaware Company and the Company and a number of other corporate governance matters will differ between the Delaware Company and the Company. These differences arise as a result of differences between the General Corporation Law of Delaware ("DGCL") and the NYBCL and differences between each company's respective certificates of incorporation and by-laws. The following discussion identifies what the Board of Directors, with the advice of counsel, believes to be the most significant of these differences. Shareholders are advised that many provisions of the DGCL and NYBCL may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is qualified in its entirety by reference to the DGCL, the NYBCL, case law applicable in Delaware or New York, the Delaware Company Certificate attached hereto as Exhibit B, the Delaware Company By-laws attached hereto as Exhibit C, and the
---------                                                  ---------
Company Certificate and Company By-laws, copies of which are available for inspection at the principal office of the Company and copies of which will be sent to shareholders upon request.

     Payment of Dividends. Under both the NYBCL and the DGCL, a corporation may generally pay dividends out of surplus if it would not become insolvent as a result of such payment. In addition, the DGCL, unlike the NYBCL, permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

     Issuance of Rights and Options to Directors, Officers or Employees. Under the NYBCL, the issuance of stock rights or stock options to directors, officers or employees, as well as plans providing therefore, must be approved by a majority of votes cast at a shareholders meeting. The DGCL does not require shareholder approval of such transactions.

     Amendment of By-laws. The NYBCL provides that by-laws may be adopted, amended or repealed by a majority of shareholders. Consistent with the NYBCL, the Company By-laws provide for the adoption, amendment or repeal of by-laws by the board of directors; however, the NYBCL provides that any by-law adopted by the board may be amended or repealed by the shareholders. The DGCL provides that by-laws may be adopted, amended or repealed by a majority of shareholders. Consistent with the DGCL, the Delaware Company Certificate allows the board of directors to adopt, amend or repeal by-laws, but any such action is subject to the right of the shareholders to adopt, amend and repeal by-laws.

     Vote Required for Certain Transactions. The NYBCL (as applicable to the Company) requires the holders of two-thirds of the outstanding stock to approve certain mergers, consolidations or sales of all or substantially all of a corporation's assets that may occur outside the ordinary course of business. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets of a corporation. Furthermore, in the case of a merger, the DGCL provides that shareholders of the surviving corporation are not required to approve the merger at all, unless the certificate of incorporation provides otherwise (the Delaware Company's does not), if (a) no amendment of the surviving corporation's certificate of incorporation is made by the merger agreement; (b) each outstanding share of the surviving corporation before the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of the surviving corporation outstanding immediately prior to the merger.

     Special voting requirements may apply to certain business combinations with interested shareholders. See the discussion below under the heading "Business Combinations with Interested Shareholders."

     Indemnification of Directors and Officers. The NYBCL and the DGCL both allow a corporation to indemnify its directors and officers in connection with derivative and non-derivative actions. However, both generally require that the person to be indemnified must have acted in good faith and in a manner the person reasonably believed to be consistent with the best interests of the corporation. Also, with respect to derivative actions where the person is adjudged to be liable to the corporation, indemnification is not permitted unless a court determines that the person is fairly entitled to such indemnification. The NYBCL additionally provides that indemnification may not be made in connection with derivative actions where a pending claim is settled or otherwise disposed of, or in any action where the liability arises from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. Both the Company Certificate and the Delaware Company Certificate generally provide for indemnification to the maximum extent permitted by applicable law.

     Insurance for Directors and Officers. The NYBCL permits a corporation to purchase insurance for its directors and officers against liabilities arising from actions and omissions of the insured person, provided that such insurance does not provide for any payment, other than cost of defense, where a final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled. The DGCL permits a corporation to purchase insurance for its directors, officers, employees or agents against any liability incurred in such capacity.

     Limitation of Directors' Liability. The NYBCL permits a corporation to provide in its certificate of incorporation a provision limiting the personal liability of a director to the corporation or its shareholders for damages for any breach of duty in such capacity, except for the liability of any director if a judgment or other final adjudication adverse to him establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled; or (iii) his acts were in violation of certain provisions concerning dividends, distributions and loans to directors. The Company Certificate contains such a provision.

     The DGCL permits a corporation to provide in its certificate of incorporation a provision limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except with respect to (i) any breach of the director's duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) the payment of certain unlawful dividends or distributions; or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Company Certificate contains such a provision.

     Number of Directors. The Company By-laws generally provide that the number of directors constituting the board will be three, except where the board or the shareholders fix a greater number. The NYBCL allows shareholders to increase or decrease the size of the board. The Delaware Company By-laws provide that the board shall consist of between one and 15 directors, as set by the board.

     Removal of Directors. Under the NYBCL, generally, directors may be removed by the shareholders for cause. Also, the certificate of incorporation or the specific provisions of a by-law adopted by the shareholders may provide for such removal by action of the board, except in the case of any director elected by cumulative voting, or by the holders of the shares of any class or series, or holders of bonds, voting as a class, when so entitled by the provisions of the certificate of incorporation. Neither the Company Certificate nor Company Bylaws have such a provision. If the certificate of incorporation or the by-laws so provide, any or all of the directors may be removed without cause by vote of the shareholders. The Company Bylaws provide that any director or the entire board of directors may be removed, with or without cause, by a vote of shareholders.

     Under the DGCL, generally, directors may be removed with or without cause by a majority vote of the shareholders, unless the certificate of incorporation provides otherwise. The Delaware Company Certificate does not provide otherwise.

     Transactions with Interested Directors. The NYBCL provides several methods for establishing the validity of transactions between a corporation and interested directors. One method requires a vote of the board or a committee that would be sufficient for such purpose without counting the vote of such interested director, or, if the votes of the disinterested directors are insufficient to constitute an act of the board or committee, by unanimous vote of the disinterested directors. The comparable provision of the DGCL requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote would be sufficient alone to be the act of the board or committee.

     Loans and Guarantees of Obligations of Directors. Under the NYBCL (as applicable to the Company), a corporation may not lend money to or guarantee the obligation of a director of the corporation unless the loan or guarantee is approved by the shareholders, with the holders of a majority of the votes of the shares entitled to vote thereon constituting a quorum, but shares held by directors who are benefitted by such loan or guarantee are not entitled to vote or to be included in the determination of a quorum. Under the DGCL, a board of directors may authorize loans or assistance to or guarantees of indebtedness of employees and officers, including any employee or officer who is a director, whenever, in the judgment of the board, such loan, assistance or guaranty may reasonably be expected to benefit the corporation.

     Business Combinations with Interested Shareholders. The NYBCL prohibits, in the absence of an exemption, any "business combination" (as therein defined) between a corporation and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless, prior to that date, the board of directors of the corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by the interested shareholder or by an affiliate or associate of the interested shareholder; or (ii) certain statutory fair price requirements are met. An "interested shareholder" is, among others, any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation. In addition, the Company has identified certain ambiguities in the NYBCL relating to whether the NYBCL, under certain circumstances, restricts a corporation's ability to engage in business combinations with third parties. See the discussion above under the heading "Rendering Section 912 Inapplicable." The Company does not believe that it can effect a timely opt-out from these provisions.

     The DGCL has analogous restrictions which differ from their NYBCL counterparts in certain respects; however, consistent with the DGCL, the Delaware Company Certificate provides that these restrictions will not be applicable to the Delaware Company. See the discussion above under the heading "Possible Disadvantages."

     Shareholder Action by Written Consent. The NYBCL permits shareholder action without a meeting upon the written consent of all outstanding shares entitled to vote on the matter, unless the certificate of incorporation permits majority shareholder consent. The Company Certificate does not so permit. The DGCL permits shareholder action without a meeting upon the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise. The Delaware Company Certificate does not provide otherwise.

     Dissenters' Rights. The NYBCL provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. The DGCL provides such appraisal rights only in the case of shareholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under the NYBCL), unless additional appraisal rights are provided in the certificate of incorporation. The Delaware Company Certificate does not provide any such additional appraisal rights.

     Holding Company Reorganization. The DGCL permits a corporation, unless otherwise prohibited by its certificate of incorporation (the Delaware Company Certificate has no such prohibition), to reorganize as a holding company without shareholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly-owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly-owned subsidiary of the corporation, which would be the new holding company. The DGCL protects certain rights of shareholders in connection with these transactions, but there can be no assurance that such protection would be satisfactory in any specific transaction. The NYBCL has no analogous provisions allowing holding company reorganizations without shareholder approval.

     Authorized Stock. The Company Certificate authorizes 31,000,000 shares of capital stock, which consist of 30,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock (none of which are outstanding), par value $.01 per share. Of the preferred stock, 150,000 shares are designated as a series entitled "The 9% Series of Convertible Preferred Stock." The Delaware Company Certificate provides for 100,000,000 shares of common stock, par value $.001 per share, and 2,000,000 shares of preferred stock, par value $.01 per share.

     All of the shares of preferred stock are to have such rights and designations as are established by the respective boards of directors, except that the Company's series of 9% Convertible Preferred, of which the Delaware Company has no counterpart, has the rights and designations set forth in the Company Certificate.

     Special Meetings. The Company By-laws provide that special meetings of shareholders may be called at the behest of the president, a majority of the board of directors or the holders of one-third of the shares of the Company entitled to vote at such meeting. The Delaware Company Certificate provides that special meetings of shareholders may be called at the behest of the president or a majority of the board of directors.

     Proxies. Under the NYBCL and Company By-laws, a proxy shall not be voted or acted upon after 11 months from its date unless such proxy provides for a longer period. Under the DGCL and Delaware Company By-laws, a proxy shall not be voted or acted upon after three years from its date unless such proxy provides for a longer period.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM NEW YORK TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY.

                 RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

     On March 14, 1997, the Company replaced Rudolph, Palitz LLP ("Rudolph") as the principal accountant for the Company and its subsidiaries with Deloitte & Touche LLP. Rudolph's report on the Company's consolidated financial statements for the fiscal year ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was Rudolph's opinion contained therein qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to replace Rudolph was approved by the Board of Directors. During the Company's fiscal year ended December 31, 1995 and the subsequent interim period preceding the Company's replacement of Rudolph, there were no disagreements with Rudolph on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rudolph, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     The shareholders will not be asked to approve the appointment of Deloitte & Touche LLP at the Meeting. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is also expected to be available to respond to appropriate questions of shareholders.

                                 OTHER BUSINESS

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. The Board of Directors knows of no business which will be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters should properly come before the Meeting or any postponement or adjournment thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by applicable law, in accordance with the judgment of the persons voting such proxies.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock ("10% Shareholders") to file reports of ownership and reports of changes in ownership of the Company's common stock with the Securities and Exchange Commission ("SEC"). Officers, directors and 10% Shareholders are required by SEC regulation to furnish the Company with copies of all forms they file under Section 16(a). Based solely on its review of the copies of such forms received by it with respect of its fiscal year ended December 31, 1998, or written representations that no reports were required to be filed, the Company believes that, except as indicated below, all Section 16(a) filing requirements applicable to its officers, directors and 10% Shareholders were complied with. Mr. McAnulty became an executive officer of the Company in May 1998 but did not file his initial Form 3 until October 1999. Mr. Hurwitz did not file a Form 4 reporting his December 1997 exercise of options to acquire 50,000 shares of Common Stock until October 1999. Each of Mr. Goldberg and Mr. Regan did not file a Form 4 reporting his 1998 award of options to acquire 25,000 shares of Common Stock until October 1999.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of shareholders of the Company intended to be presented for consideration at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than June 27, 2000 in order to be included in the proxy statement and form of proxy related to that meeting.

     If a shareholder intends to timely submit a proposal at the 2000 Annual Meeting, which is not required to be included by the Company in the proxy statement and form of proxy relating to that meeting, the shareholder must provide the Company with notice of the proposal no later than September 10, 2000. If such shareholder fails to do so, or if such shareholder fails to give timely notice of his intention to solicit proxies, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2000 Annual Meeting.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 accompanies this Proxy Statement. THE COMPANY HAS ALSO FILED ITS ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WISHING TO RECEIVE A COPY OF THE DOCUMENTS INCORPORATED BY REFERENCE IN THE COMPANY'S 1998 FORM 10-K, EXCEPT FOR THE EXHIBITS TO SUCH DOCUMENTS, MAY RECEIVE THEM WITHOUT CHARGE BY WRITING TO DAVID B. HURWITZ, PRESIDENT AND CHIEF EXECUTIVE OFFICER, US WATS, INC., 2 GREENWOOD SQUARE, SUITE 275, 3331 STREET ROAD, BENSALEM, PA 19020.

                                             By Order of the Board of Directors,

                                             /s/ Artie Regan

                                             Artie Regan
                                             Secretary

                                   EXHIBIT A
                                   ---------

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This Agreement and Plan of Merger (the "Agreement"), is dated as of October 23, 1999 by and between US Wats, Inc., a New York corporation (the "Company") formed under the name "Second Lloyd Funding, Inc.", and Capsule Communications, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Surviving Company").

     WHEREAS, on the date hereof, the Company has authority to issue 30,000,000 shares of Common Stock, par value $.001 per share (the "Company Common Stock"), of which 20,551,944 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding;

     WHEREAS, on the date hereof, the Surviving Company has authority to issue 100,000,000 shares of Common Stock, par value $.001 per share (the "Surviving Company Common Stock"), of which 100 shares are issued and outstanding and owned by the Company and 2,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding;

     WHEREAS, the respective boards of directors of the Company and the Surviving Company have determined that it is advisable and in the best interests of each of such corporations that the Company merge with and into the Surviving Company upon the terms and subject to the conditions set forth herein;

     WHEREAS, the respective boards of directors of the Company and the Surviving Company have by resolutions duly adopted approved and adopted this Agreement;

     WHEREAS, the Company has approved and adopted this Agreement in its capacity as the sole stockholder of the Surviving Company; and

     WHEREAS, the board of directors of the Company has directed that this Agreement be submitted to a vote of its shareholders as soon as practicable;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, the Company and the Surviving Company hereby agree as follows:

     1. Merger. At the Effective Time (as defined below), the Company shall be merged with and into the Surviving Company (the "Merger"), the separate existence of the Company shall cease, and the Surviving Company shall be the surviving corporation. The Merger shall become effective upon the date and time of the later to occur of the filing of a certificate of merger, in form required by law, with the Secretary of State of the State of New York and the filing of a certificate of merger, in form required by law, with the Secretary of State of the State of Delaware (the "Effective Time").

     2. Certificate of Incorporation and Bylaws of Surviving Corporation;
        -----------------------------------------------------------------
Directors; Officers. From and after the Effective Time, the Certificate of
-------------------
Incorporation and Bylaws of the Surviving Company in effect immediately prior to the Effective Time shall continue in full force and effect until further amended in accordance with the provisions thereof and applicable law. The directors, the members of the various committees of the board of directors, and the officers of the Company in office immediately prior to the Effective Time shall be the directors, committee members, and officers of the Surviving Company at the Effective Time and thereafter until such time as their successors may be duly elected and qualified.

     3. Succession. At the Effective Time, the Surviving Company shall succeed
        ----------
to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and the Surviving Company shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company, all in the manner and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware and other applicable law.

     4. Further Assurances. From time to time, as and when required by the
        ------------------
Surviving Company or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it all such further action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Company, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Company are fully authorized, in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     5. Conversion of Securities. At the Effective Time, by virtue of the Merger
        ------------------------
and without any action on the part of the holder thereof, (i) each share of the Company Common Stock shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of the Surviving Company Common Stock, and (ii) each share of the Surviving Company Common Stock issued and outstanding in the name of the Company immediately prior to the Effective Time shall be canceled and retired and resume the status of authorized and unissued shares of the Surviving Company Common Stock, and no shares of the Surviving Company Common Stock or other securities of the Surviving Company shall be issued in respect thereof.

     6. Warrants, Option and Purchase Rights. Each warrant, option or other
        ------------------------------------
right to purchase or otherwise acquire shares of the Company Common Stock which is outstanding or effective immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be changed and converted into a warrant, option or right to acquire (and the Surviving Company hereby assumes the obligation to deliver) the same number of shares of the Surviving Company Common Stock, at the same price per share, and upon the same terms, and subject to the same conditions, as set forth in or covered by the respective warrant, option or other purchase right as in effect immediately prior to the Effective Time. The same number of shares of the Surviving Company Common Stock shall be reserved for purposes of warrants, options or other purchase rights as is equal to the number of shares of the Company Common Stock so reserved immediately prior to the Effective Time for warrants, options or other purchase rights. The Surviving Company hereby assumes, as of the Effective Time, all obligations of the Company under the warrants, options and other purchase rights of the Company outstanding or effective immediately prior to the Effective Time.

     7. Condition to the Merger. The consummation of the Merger and the other
        -----------------------
transactions contemplated hereby is subject to receipt prior to the Effective Time of the requisite approval of the Merger by the holders of the Company Common Stock pursuant to the New York Business Corporation Law.

     8. Certificates. At and after the Effective Time, all of the outstanding
        ------------
certificates which immediately prior thereto represented shares of Company Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Company Common Stock into which the shares of Company Common Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Company or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Company Common Stock evidenced by such outstanding certificate.

     9. Amendment. The parties hereto, by mutual consent of their respective
        ---------
boards of directors, may amend or supplement this Agreement prior to the Effective Time; provided, however, that no amendment or supplement may be made after the approval and adoption of this Agreement by the shareholders of the Company unless such amendment or supplement is approved by such shareholders if such amendment or supplement would, under applicable law, require approval and adoption by the shareholders.

     10. Termination. This Agreement may be terminated, and the Merger and the
         -----------
other transactions contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by the shareholders of the Company, by action of the board of directors of the Company if: (i) the condition specified in Section 7 hereof shall not have been satisfied or waived or (ii) the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be inadvisable or not in the best interests of the Company and its shareholders.

     11. Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     12. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company and the Surviving Company have caused this Agreement to be executed and delivered as of the date first above written.

                                       US WATS, INC.

                                       /s/David B. Hurwitz
                                       ---------------------------
                                       David B. Hurwitz
                                       President

                                       CAPSULE COMMUNICATIONS, INC.


                                       /s/David B. Hurwitz
                                       ---------------------------
                                       David B. Hurwitz
                                       President

                                   EXHIBIT B
                                   ---------

                          CERTIFICATE OF INCORPORATION
                                       OF
                         CAPSULE COMMUNICATIONS, INC.


                                    ARTICLE I
                                      NAME
                                      ----

         The name of this corporation is Capsule Communications, Inc.
                             (the "Corporation").

                                   ARTICLE II
                                REGISTERED OFFICE
                                -----------------

     The registered office of the Corporation in the State of Delaware is located at 1201 Market Street, Suite 1600, in the City of Wilmington, County of New Castle 19801, and its registered agent at such address is PHS Corporate Services, Inc.

                                   ARTICLE III
                                     PURPOSE
                                     -------

     The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV
                         AUTHORIZED STOCK; DESIGNATIONS
                         ------------------------------

     The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred and two million (102,000,000) shares, of which one hundred million (100,000,000) shares shall be common stock, par value $.001 per share ("Common Stock"), and two million (2,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock"). The Board of Directors of the Corporation (the "Board of Directors") is hereby authorized, subject to limitations prescribed by law, to provide for the issuance from time to time of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in a series, and to fix the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock.



                                    ARTICLE V
                                    DURATION
                                    --------

     The Corporation is to have perpetual existence.

                                   ARTICLE VI
                               BOARD OF DIRECTORS
                               ------------------

     The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the bylaws. The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the bylaws of the Corporation so provide.

                                   ARTICLE VII
                                SPECIAL MEETINGS
                                ----------------

     A special meeting of stockholders may be called at any time by a majority of the Board of Directors or President of the Corporation. At any time when a special meeting of stockholders has been called pursuant hereto and upon receipt of request from the persons calling the meeting, it shall be the duty of the Secretary to fix the time and place of the meeting, which shall be held not more than sixty (60) days after receipt of the request. If the Secretary neglects or refuses to fix the time or place of the meeting, the person(s) calling the meeting may do so.

                                  ARTICLE VIII
                                VESTING OF POWER
                                ----------------

     All of the powers of the Corporation, insofar as the same may now or hereafter be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of the Corporation. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, amend and repeal bylaws.

                                   ARTICLE IX
                                 INDEMNIFICATION
                                 ---------------

     The Corporation shall indemnify and advance expenses to the fullest extent expressly or otherwise permitted by Section 145 (or any other provision) of the General Corporation Law of Delaware ("DGCL"), as the same may be amended from time to time, to each person who is or was a director or officer of the Corporation and the heirs, executors and administrators of such a person. Any expenses (including attorneys' fees) incurred by each person who is or was a director or officer of the Corporation, and the heirs, executors and administrators of such a person, in connection with defending any such proceeding in advance of its final disposition shall be paid by the Corporation; provided, however, that if the DGCL requires, an advancement of expenses incurred by an indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such indemnitee, to repay all amounts so advanced, if it shall ultimately be determined that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise. Notwithstanding the aforementioned indemnification provisions, the Corporation may enter into indemnification agreements with directors or officers.

                                    ARTICLE X
                              LOCATION OF MEETINGS
                              --------------------

     Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

                                   ARTICLE XI
                               PERSONAL LIABILITY
                               ------------------

     The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent expressly or otherwise permitted by Section 102(b)(7) (or any other provision) of the DGCL, as the same may be amended from time to time.

                                   ARTICLE XII
                              SECTION 203 ELECTION
                              --------------------

     The Corporation hereby elects not to be governed by Section 203 of the DGCL.

                                  ARTICLE XIII
                                  INCORPORATOR
                                  ------------

     The name and mailing address of the incorporator are as follows:

                              PHS Corporate Services, Inc.
                              1201 Market Street, Suite 1600
                              Wilmington, Delaware  19801


     The undersigned incorporator hereby acknowledges that this Certificate of Incorporation of Capsule Communications, Inc. is its act and deed and that the facts stated herein are true.


Dated: October 21, 1999            __________________________________________
                                   PHS Corporate Services, Inc., Incorporator
                                   By: Benjamin Strauss, Vice President

                                    EXHIBIT C
                                    ---------

                                     BYLAWS
                                       OF
                         CAPSULE COMMUNICATIONS, INC.

                       ARTICLE I: MEETINGS OF STOCKHOLDERS
                       -----------------------------------

     1.1 Annual Meeting: The annual meeting of the stockholders of the
         --------------
corporation shall be held annually at such place within or without the State of Delaware, at such time and on such date as may from time to time be designated by the board of directors, for the election of directors and for the transaction of any other proper business.

     1.2 Special Meetings: Special meetings of the stockholders may be called as
         ----------------
and only as provided by the certificate of incorporation.

     1.3 Notice of Meetings: Written notice of the each meeting stating the
         ------------------
place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which it is called, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting.

     1.4 Stockholders List: The officer who has charge of the stock ledger of
         -----------------
the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholders, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     1.5 Quorum: The holders of a majority of the stock issued and outstanding
         ------
and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     1.6 Vote Required: When a quorum is present at any meeting, the vote of the
         -------------
holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by applicable law or the certificate of incorporation, a different vote is required, in which case such law or provision in the certificate of incorporation shall govern and control the decision of such question.

     1.7 Voting: Unless otherwise provided in the certificate of incorporation,
         ------
each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     1.8 Action Without Meeting: Any action required or permitted to be taken at
         ----------------------
any annual or special meeting of stockholders may be taken without a meeting thereof, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of such corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                              ARTICLE II: DIRECTORS
                              ---------------------

     2.1 Number of Directors; Term of Office: The board of directors shall
         -----------------------------------
consist of one or more members. The number of directors shall be fixed by the board of directors, but shall not be less than one or more than 15. Directors need not be stockholders of the corporation. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The initial number of directors constituting the board of directors shall be five.

     2.2 Powers of Directors: The business of the corporation shall be managed
         -------------------
by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

     2.3 Place of Meetings: The board of directors of the corporation may hold
         -----------------
meetings, both regular and special, either within or without the State of Delaware.

     2.4 First Meeting: The first meeting of each newly elected board of
         -------------
directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors or as shall be specified in a written waiver signed by all of the directors.

     2.5 Regular Meetings: Regular meetings of the board of directors may be
         ----------------
held without notice at such time and at such place as shall from time to time be determined by the board.

     2.6 Special Meetings: Special meetings of the board may be called by the
         ----------------
President upon not less than 10 nor more than 60 days' notice to each director; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of the sole director.

     2.7 Quorum; Vote Necessary: At all meetings of the board, a majority of the
         ----------------------
directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     2.8 Action Without Meeting: Any action required or permitted to be taken at
         ----------------------
any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

     2.9 Telephonic Communications: Members of the board of directors, or any
         -------------------------
committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     2.10 Committees of Directors: The board of directors may, by resolution
          -----------------------
passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors, which, to the extent provided in the resolutions, shall have and may exercise the powers of the board in the management of the business and affairs of the corporation except as otherwise restricted by statute or the certificate of incorporation; provided, in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous resolution appoint another member of the board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep regular minutes of its meetings and report the same to the board at the next meeting of the board following such committee meeting; except that when the board meeting is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the board at its second meeting following such committee meeting.

     2.11 Compensation of Directors: The board of directors may fix the
          -------------------------
compensation of directors.

                              ARTICLE III: NOTICES
                              --------------------

     3.1 Form: Whenever, under the provisions of applicable law or of the
         ----
certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     3.2 Waiver: Whenever any notice is required to be given under the
         ------
provisions of applicable law or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                              ARTICLE IV: OFFICERS
                              --------------------

     4.1 Officers: The officers of the corporation shall be chosen by the board
         --------
and shall be a President, a Secretary and a Treasurer. The board may choose one or more Vice-Presidents, Assistant Secretaries and Assistant Treasurers. The board may appoint such other officers as it shall deem necessary who shall exercise such powers and perform such duties as shall be determined from time to time by the board. Election or appointment of an officer shall not of itself create contract rights. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law to be executed, acknowledged, or verified by two or more officers. The officers shall have the powers and duties set forth below, and shall perform such other duties and have such other powers as the board may from time to time prescribe.

     4.2 Appointment at Organizational Meeting: The board, at its first meeting
         -------------------------------------
after each annual meeting of stockholders, shall choose a President, a Secretary and a Treasurer.

     4.3 Salaries: The salaries of all officers of the corporation shall be
         --------
fixed by the board, except Vice-Presidents, Assistant Secretaries and Assistant Treasurers each of whose salary shall be set by the President and confirmed by the board.

     4.4 Term; Removal; Vacancies; Resignation: The officers of the corporation
         -------------------------------------
shall hold office for a one-year term or until their successors are chosen and qualified, subject to earlier termination through removal with or without cause or through written resignation. Any officer elected or appointed by the board may be removed with or without cause at any time by the affirmative vote of a majority of the board present at a meeting at which there is a quorum. Any vacancy occurring in any office of the corporation shall be filled by the board.

     An officer may resign by providing 30 days' prior written notice of such resignation to the corporation. Such resignation shall be effective on the 30th day after notice thereof is given to the corporation or on such later date as may be stated in such resignation.

     4.5 President: The President shall be the presiding officer at all meetings
         ---------
of the stockholders, and shall be the chief executive officer of the corporation, and shall have general supervision of the affairs of the corporation and general and active management of the business of the corporation, subject to the policies and direction of the board, and shall supervise and direct all of the employees of the corporation, and shall see that all orders and resolutions of the board are carried into effect.

     The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board to some other officer or agent of the corporation.

     4.6 Vice-President(s): The Vice-President, or if there shall be more than
         -----------------
one, the Vice-Presidents in the order determined by the President, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the President may from time to time prescribe.

     4.7 Secretary and Assistant Secretaries: The Secretary shall have charge of
         -----------------------------------
such books, documents and papers as the board may determine and shall have custody of the corporate seal. The Secretary shall attend all meetings of the board and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board. He or she shall have custody of the corporate seal of the corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary.

     The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the President, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the President may from time to time prescribe.

     4.8 Treasurer and Assistant Treasurers: The Treasurer shall see that an
         ----------------------------------
accounting system is maintained in such manner as to give a true and accurate accounting of the financial transactions of the corporation. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board.

     If required by resolution of the board, he or she shall give the corporation a bond (which shall be renewed as the board may require) in such sum and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his or her office and for the restoration to the corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the corporation.

     The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the President, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the President may from time to time prescribe.

     4.9 Duties of Officers May Be Delegated. The board may delegate the powers
         -----------------------------------
or duties of any of the officers of the corporation to any other officer or to any director to the extent not prohibited by the certificate of incorporation or by statute.

                        ARTICLE V: CERTIFICATES OF STOCK
                        --------------------------------

     5.1 Certificate of Stock: Every holder of stock in the corporation shall be
         --------------------
entitled to have a certificate, signed by, or in the name of the corporation by, the President or a Vice-President, and by the Treasurer or an assistant Treasurer, or the Secretary or an assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation.

     Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

     If the corporation shall be authorized to issue more than one class of stock, or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware ("DGCL"), in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights or each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     5.2 Signatures: Any of or all the signatures on the certificate may be
         ----------
facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     5.3 Transfer of Stock: Upon surrender to the corporation or the transfer
         -----------------
agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     5.4 Fixing Record Date: In order that the corporation may determine the
         ------------------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     5.5 Registered Stockholders: The corporation shall be entitled to recognize
         -----------------------
the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                         ARTICLE VI: GENERAL PROVISIONS
                         ------------------------------

     6.1 Dividends: Dividends upon the capital stock of the corporation, subject
         ---------
to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     6.2 Reserves: Before payment of any dividend, there may be set aside out of
         --------
any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     6.3 Annual Statement: The board of directors shall present at each annual
         ----------------
meeting a full and clear statement of the business and condition of the corporation.

     6.4 Checks: All checks or demands for money and notes of the corporation
         ------
shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     6.5 Fiscal Year: The fiscal year of the corporation shall be determined by
         -----------
the board of directors.

     6.6 Seal: The corporate seal shall have inscribed thereon the name of the
         ----
corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     6.7 Amendments: The board of directors shall have the power to make, adopt,
         ----------
alter, amend and repeal from time to time any provision of these bylaws, subject to the rights of stockholders entitled to vote with respect thereto to adopt, amend and repeal any provision of these bylaws.


                          ARTICLE VII: INDEMNIFICATION
                          ----------------------------

     The corporation shall indemnify and advance expenses to the fullest extent expressly or otherwise permitted by Section 145 (or any other provision) of the DGCL, as the same may be amended from time to time, to each person who is or was a director or officer of the corporation and the heirs, executors and administrators of such a person. Any expenses (including attorneys' fees) incurred by each person who is or was a director or officer of the corporation, and the heirs, executors and administrators of such a person, in connection with defending any such proceeding in advance of its final disposition shall be paid by the corporation; provided, however, that if the DGCL requires, an advancement of expenses incurred by an indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking by or on behalf of such indemnitee, to repay all amounts so advanced, if it shall ultimately be determined that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise. Notwithstanding the aforementioned indemnification provisions, the corporation may enter into indemnification agreements with directors or officers.

                                   EXHIBIT D
                                   ---------

                                 US WATS, INC.
                             1999 STOCK OPTION PLAN



     Section 1. Purposes.
                --------

     The purposes of the Plan are to: (a) assist the Company in recruiting and retaining highly qualified employees, directors and consultants; (b) provide Employees with an incentive for productivity; and (c) provide Employees an opportunity to share in the growth and value of the Company. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of Section 422 of the Code, or non-qualified stock options, as determined by the Board or the Committee at the time the Option is granted.

     Section 2. Definitions.
                -----------

     Capitalized terms used herein will have the meanings set forth in this
Section 2:

          (a) "Board" shall mean the board of directors of the Company, as constituted from time to time.

          (b) "Cause" means: (i) conviction of a felony by a federal or state court of competent jurisdiction; (ii) gross misconduct relating to the Company;
(iii) intentional misappropriation of funds; or (iv) deliberate and premeditated acts against the interest of the Company.

          (c) "Change in Control" means:

               (i) The acquisition, after the effective date of the Plan, in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act, but excluding from such definition any person who, as of the effective date of the Plan is the beneficial owner of Voting Securities) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

               (ii) approval by shareholders of the Company of:

                    (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting

                         Securities outstanding immediately before such merger, reorganization or consolidation; or

                    (B)  a complete liquidation or dissolution of the Company;

                    (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

              (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall mean the Committee appointed by the Board in accordance with Section 3(a) of the Plan, if one is appointed.

          (f) "Common Stock" shall mean the common stock of the Company, $.001 par value per share, or the common stock of any successor corporation.

          (g) "Company" shall mean US WATS, INC., a New York corporation, or any successor corporation, including a successor by merger.

          (h) "Director" shall mean an individual who is a member of the Board.

          (i) "Disability" shall mean a condition rendering an Optionee
Disabled.

          (j) "Disabled" shall have the same meaning as set forth in Section 22(e)(3) of the Code.

          (k) "Employee" shall mean any person employed by the Company or any of its Subsidiaries. In addition, solely for the purpose of determining eligibility for the grant of non-qualified stock options hereunder, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include consultants and advisors to the Company or any of its Subsidiaries, as well as Directors and members of the board of directors of any Subsidiary.

          (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (m) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 7 hereof.

          (n) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

          (o) "Non-Employee Director" shall have the meaning set forth in Rule 16b- 3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the
            --------  -------
extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each "Non-Employee Director" also be an "outside director" as that term is defined in regulations under Section 162(m).

          (p) "Option(s)" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is granted pursuant to the Plan.

          (q) "Option Agreement" shall mean a written agreement substantially in the form as the Board or Committee (subject to the terms and conditions of the Plan) may from time to time approve evidencing and reflecting the terms of an Option.

          (r) "Optionee" shall mean an Employee to whom an Option is granted.

          (s) "Parent Corporation" shall mean a parent corporation, whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (t) "Participant" shall mean each Employee to whom an Option is granted pursuant to the Plan.

          (u) "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

          (v) "Plan" shall mean this US WATS, Inc. 1999 Stock Option Plan.

          (w) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (x) "Shares" shall mean shares of Common Stock subject to the Plan, as described in Section 5 and adjusted in accordance with Section 8 of the Plan.

          (y) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

     Section 3. Administration.
                --------------

          (a) Procedure. The Plan will be administered by the Board. The Board
              ---------
may at any time appoint a Committee consisting of not less than two Non-Employee Directors to administer the Plan on behalf of the Board. If the Board appoints a Committee pursuant to this Section 3(a), that Committee will possess all of the power and authority of, and will be authorized to take any and all actions required to be taken hereunder by, the Board, subject to such terms and conditions as the Board may prescribe.

     Members of any Committee established pursuant to this Section 3(a) will serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the grant of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the grant of Options to himself or herself.

     From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b) Powers of the Board and the Committee. Subject to the express
              -------------------------------------
provisions of the Plan, the Board or the Committee shall have the authority, in its sole and absolute discretion:

               (i)  to grant Options;

               (ii) to determine the Employees to whom and the times at which
                    Options are granted;

              (iii) to determine the terms and provisions of each Option under the Plan and each Option Agreement and to modify or amend any outstanding Option or Option Agreement;

               (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Option Agreement in the manner and to the extent that it deems desirable;

               (v) to prescribe, amend, modify and rescind rules and regulations relating to the proper administration of the Plan;

               (vi) to accelerate the vesting or exercise date of any Option;

              (vii) to interpret the Plan or any Option Agreement;

             (viii) to authorize any person to execute on behalf of the
                    Company any instrument required to effectuate the grant of an Option or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and

               (ix) to make such other determinations and establish such other procedures as it deems necessary or advisable for the proper administration of the Plan.

          (c) Effect of the Board's or Committee's Decision. All decisions,
              ---------------------------------------------
determinations and interpretations of the Board or the Committee pursuant to the authority granted under this Section 3 will be final and binding upon all parties.

          (d) Limitation of Liability. No member of the Board or of the
              -----------------------
Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option granted hereunder.

     Section 4. Eligibility.
                -----------

     Options may be granted only to Employees. An Employee who has received an Option, if he or she is otherwise eligible, may receive additional Options.

     Section 5. Stock Subject to the Plan.
                -------------------------

     Subject to the provisions of this Section 5 and the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be subject to Options under the Plan is 3,000,000 Shares. The maximum number of Shares with respect to which Options may be granted under the Plan to any Employee during any calendar year is 1,000,000 Shares. If any Option issued hereunder should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject to such option shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future grants under the Plan.

     Section 6. Terms and Conditions of Options.
                -------------------------------

     Each Option granted pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by an Option Agreement in such form as the Board or the Committee may from time to time determine. Each Option Agreement shall contain such provisions as the Board or the Committee may require (including provisions which may specifically supersede the terms of the Plan). Subject to the preceding sentence, each Option Agreement shall incorporate by reference the terms and conditions of the Plan, including the following terms and conditions:

          (a) Number of Shares. The number of Shares subject to the Option will
              ----------------
be stated in the Option Agreement.

          (b) Option Price. The price per Share payable on the exercise of any
              ------------
Option which is an Incentive Stock Option will be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is granted, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be granted under the Plan to any person who, at the time of the grant of such Option, owns (including by attribution under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Parent Corporation or any Subsidiary, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than one hundred ten percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is granted. The price per Share payable on the exercise of an Option which is a non-qualified stock option shall be no less than twenty-five percent (25%) of the Fair Market Value Per Share of the Common Stock on the date such Option is granted, determined without regard to any restriction other than a restriction which will never lapse, and shall be stated in the Option Agreement.

          (c) Consideration. The consideration to be paid for the Shares to be
              -------------
issued upon the exercise of an Option, including the method of payment, shall be determined by the Board or the Committee and, subject to subsections (i) and
(ii) below, may consist entirely of cash, check, promissory notes or Shares of Common Stock having an aggregate Fair Market Value Per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board or the Committee.

               (i) If the consideration for the exercise of an Option is a promissory note, such note will be full recourse and bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with section 1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole and absolute discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

               (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the shares of Common Stock used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. If such Payment Shares were acquired by the Optionee upon previous exercise of incentive stock options granted within two years prior to the exercise of the Option, or were acquired by the Optionee upon previous exercise of incentive stock options within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised incentive stock options may have, by such action, lost their status as incentive stock options, and the Optionee may be required to recognize ordinary income and be subject to tax withholding as a result. The Board or the Committee may impose such limitations and prohibitions on the use of previously acquired and owned shares of Common Stock to exercise an Option as it deems appropriate.

          (d) Form of Option. The Option Agreement will state whether the Option
              --------------
granted is an Incentive Stock Option or a non-qualified stock option.

          (e) Exercise of Options. Any Option granted hereunder shall be
              -------------------
exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as determined by the Board or the Committee), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement. Full payment may consist of such consideration and method of payment allowable under this Section 6 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 8 of the Plan.

     As soon as practicable after any exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company, or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

          (f) Term and Vesting of Options.
              ---------------------------

               (i) The Option Agreement shall specify any vesting conditions applicable to the Options evidenced thereby (including performance or target-based vesting, or time-based vesting); provided, however, that to the extent that no vesting
                    --------  -------
                    conditions are stated in the Option Agreement, the Options evidenced thereby shall be fully vested. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any other unexercised Options under the Plan or any other plan of the Company.

               (ii) Notwithstanding any other provision of the Plan, no Option shall be (A) granted under the Plan after ten (10) years from the date on which the Plan is approved by shareholders, or (B) exercisable more than ten (10) years from the date the Option is granted; provided, however, that if an Option
                                           --------  -------
                    that is intended to be an Incentive Stock Option is granted under the Plan to any person who, at the time of the grant of such Option, owns (including by attribution under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power for all classes of stock of the Company, its Parent Corporation or any Subsidiary, the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten
                    (10) years" that appears therein.

              (iii) No Option granted to any Optionee shall be treated as an
                    Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of grant of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order granted. For purposes of this subsection, the term Incentive Stock Options includes all incentive stock options (as described in Section 422 of the Code) issued under all plans of the Company, its Parent Corporation or any Subsidiary.

          (g) Termination of Options.
              ----------------------

               (i) Unless sooner terminated as provided in the Plan, each Option shall be exercisable for such period of time as shall be determined by the Board or the Committee and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

               (ii) Except as otherwise provided herein or in the Option
                    Agreement, upon the termination of the Optionee's employment with, or service as a director of or consultant or advisor to, the Company or any Subsidiary for any reason, Options exercisable on the date of termination of employment or such other service shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other service, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

              (iii) Except as otherwise provided herein or by the terms of any
                    Option, if the Optionee dies or becomes Disabled while employed by, or while serving as a director of or consultant or advisor to, the Company or any Subsidiary, Options held by such Optionee which are exercisable on the date the Optionee dies or becomes Disabled shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee dies or becomes Disabled, by the Optionee or his or her legal guardian or representative or, in the case of death, by his or her executor(s) or administrator(s).

          (h) Forfeiture. Notwithstanding any other provision of the Plan, if
              ----------
the Optionee's employment by or service to the Company or any Subsidiary is terminated for Cause, as determined by the Board or the Committee in its sole and absolute discretion, all unexercised Options shall terminate upon the date of such determination, or, if earlier, the effective time of such termination of employment or engagement for Cause. In addition, if the Optionee's employment or engagement is terminated for Cause, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee any amount paid to it with respect to such Shares, in the same form as it was paid (or in cash, at the Company's discretion). Notwithstanding any other provision of the Plan, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

     Section 7. Determination of Fair Market Value Per Share of Common Stock.
                ------------------------------------------------------------

     The Fair Market Value of a Share of Common Stock, as of any date, shall be determined as follows:

          (a) If the Shares of Common Stock are listed on a national or regional securities exchange or traded through the Nasdaq Stock Market, then the Fair Market Value of a share of Common Stock shall be the closing price on the relevant date for a share of Common Stock on such exchange or on the Nasdaq Stock Market, as reported in The Wall Street Journal or other source that the
                             -----------------------
Board or Committee deems reliable, or if there is no trading on that date, on the next preceding date on which there were reported share prices.

          (b) If the Shares of Common Stock are traded in the over-the-counter market, then the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices on the relevant date for a share of Common Stock as reported in The Wall Street Journal or other source that the Board or Committee
            -----------------------
deems reliable (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System or the NASD OTC Bulletin Board), or if there is no trading on such date, on the next preceding date on which there were reported share prices.

          (c) In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Board or the Committee, in its sole and absolute discretion.

     Section 8. Adjustments.
                -----------

          (a) Subject to required action by the stockholders, if any, the number of Shares as to which Options may be granted under the Plan and the number of Shares subject to outstanding Options and the Option prices thereof will be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

          (b) No fractional Shares shall be issuable on account of any action referenced in Section 8(a), and the aggregate number of Shares then subject to an Option, when adjusted in accordance with that section, will be rounded down to the next whole number, unless the Board, in its sole and absolute discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board, in its sole and absolute discretion, shall prescribe.

     Section 9. Rights as a Stockholder.
                -----------------------

     An Optionee shall have no rights as a stockholder of the Company with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him or her.

     Section 10. Time of Awarding Options.
                 ------------------------

     The date of grant of an Option shall, for all purposes, be the date that the Board or the Committee specifies or, if none is specified, then the date of the determination by the Board or the Committee that the Option is granted. Notice of the determination shall be given to each Employee to whom an Option is granted within a reasonable time after the date of such grant.

     Section 11. Modification, Extension and Renewal of Option.
                 ---------------------------------------------

     Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of Section 422 of the Code, unless the Optionee specifically acknowledges and consents to such action.

     Section 12. Transferability.
                 ---------------

     Except as specifically approved by the Board or the Committee with respect to a particular Option which is not intended to be an Incentive Stock Option, no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, such Option shall be exercisable only by the Optionee, or, in the event of his or her legal incapacity or Disability, by his or her legal guardian or representative.

     Section 13. Change in Control.
                 -----------------

          (a) Notwithstanding anything to the contrary set forth in the Plan (other than Section 13(b), below), upon a Change in Control, the Board or the Committee may, in its sole and absolute discretion and contingent upon the occurrence of that Change in Control: (i) cause all unvested Options to vest,
(ii) cause any or all Options to be exchanged for options to purchase common stock in the successor corporation, and/or (iii) cancel the Options and cause the Company to distribute to each Optionee cash and/or other substitute consideration with a value equal to the excess, if any, of the aggregate Fair Market Value of the Shares subject to Options held by that Optionee over the aggregate exercise price of such Options.

          (b) Notwithstanding anything to the contrary set forth in the Plan, if the Board determines that it is in the best interests of the Corporation to engage in a transaction that will result in a Change in Control and which is intended to be accounted for under the pooling-of-interests method of accounting, then the Board or the Committee will not take any action under
Section 13(a) and, instead, upon the consummation of that transaction: (i) all unvested Options will automatically vest, Options will automatically vest, (ii) the type of shares subject to the Plan and each outstanding Option will be revised such that the Plan and each outstanding Option apply to the same class of common stock of the surviving corporation as the Common Stock has been converted into in connection with such transactions, and (iii) the number of shares subject to and the exercise price per share of each outstanding Option will be adjusted in a manner consistent with Treas. Reg. (S) 1.425-1(a)(4)(i).


     Section 14. Amendment of the Plan.
                 ---------------------

     Insofar as permitted by law, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, shareholder approval shall be required for any amendment to the Plan that will increase the aggregate number of Shares for which Options may be granted hereunder, or change the class of persons eligible to receive Options.

     Section 15. Application of Funds.
                 --------------------

     The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

     Section 16. Approval of Stockholders.
                 ------------------------

     The Plan shall become effective on the date that it is approved by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy.

     Section 17. Conditions Upon Issuance of Shares.
                 ----------------------------------

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     Section 18. Regulatory Approvals.
                 --------------------

     The Company, during the term of the Plan, shall use commercially reasonable efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     Section 19. Taxes, Fees, Expenses and Withholding of Taxes.
                 ----------------------------------------------

          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issuance and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use commercially reasonable efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, are applicable thereto.

          (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right, in accordance with any applicable law, to withhold from any property, compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or other applicable law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole and absolute discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to satisfy such tax liability or otherwise to make adequate provision for the Company's compliance with its withholding obligations under federal, state and other applicable law.

     Section 20. Notices.
                 -------

     Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each person holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

     Section 21. No Enlargement of Rights.
                 ------------------------

     The establishment and maintenance of the Plan is purely voluntary on the part of the Company, and nothing contained herein will be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or Subsidiary to discharge or retire any Optionee at any time. No Optionee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Optionee, and upon such grant, he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's certificate of incorporation, as the same may be amended from time to time.

     Section 22. Information to Optionees.
                 ------------------------

          (a) The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

          (b) A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him to any Optionee making reasonable inquiry concerning it.

     Section 23. Invalid Provisions.
                 ------------------

     In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     Section 24. Applicable Law.
                 --------------

     Subject to Section 25, the Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of the principles of conflicts of laws.

     Section 25. Successor.
                 ---------

     In the event that the Company merges with another entity and such other entity survives the merger, the Plan shall automatically be deemed to be the Plan of the surviving entity and shall be governed by the laws of the state of incorporation of the surviving entity, provided that the rights of individuals with respect to Options, if any, outstanding at the time of such merger shall continue to be governed by the laws of the State of New York.

                                 US WATS, INC.
              Proxy Solicited on Behalf of the Board of Directors
  The undersigned, revoking all previous proxies, hereby appoints James M. Rossi and David B. Hurwitz, or either of them acting individually, as the proxy agent of the undersigned, with full power of substitution, to vote, as indicated below, and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of US Wats, Inc. (the "Company") to be held on Wednesday, November 24, 1999, at 11:00 a.m., local time, at the Holiday Inn, 3499 Street Road, Bensalem, Pennsylvania 19020, and at any postponements and adjournments thereof.
1. The election of the five nominees: Murray Goldberg, Artie Regan, Walt Anderson, James M. Rossi and Dominic J. Romano.
             [_] For All Nominees    [_] Withhold From All Nominees
The board of directors recommends a vote FOR the nominees. If you do not wish your shares voted FOR a particular nominee, draw a line through that person's name above.
2.The amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock of the Company from 30,000,000 to 100,000,000 and the number of authorized shares of preferred stock of the Company from 1,000,000 to 2,000,000.
                 [_] For[_] Against[_] Abstain
3.The adoption of a new stock option plan by the Company that would permit the grant of options with respect to 3,000,000 shares of common stock.
                 [_] For[_] Against[_] Abstain
4.The adoption of the plan of merger attached to the accompanying Proxy Statement as Exhibit A, causing the reincorporation of the Company from New York to Delaware.
                 [_] For[_] Against[_] Abstain
5.In accordance with their best judgement, the Proxies are authorized to transact and vote upon such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

  Please date and sign your Proxy on the reverse side and return it promptly.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EVERY PROPOSAL DESCRIBED ON THE REVERSE SIDE HEREOF. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                            Date: _____________________________
                                            -----------------------------------
                                            Signature of Shareholder
                                            -----------------------------------
                                            Signature If Held Jointly

                                            NOTE: PLEASE SIGN THIS PROXY
                                            EXACTLY AS NAME(S) APPEAR ON YOUR
                                            STOCK CERTIFICATE. WHEN SIGNING AS
                                            ATTORNEY-IN-FACT, EXECUTOR,
                                            ADMINISTRATOR, TRUSTEE OR
                                            GUARDIAN, PLEASE ADD YOUR TITLE AS
                                            SUCH, AND IF SIGNER IS A
                                            CORPORATION, PLEASE SIGN WITH FULL
                                            CORPORATE NAME BY A DULY
                                            AUTHORIZED OFFICER OR OFFICERS AND
                                            AFFIX THE CORPORATE SEAL. WHERE
                                            STOCK IS ISSUED IN THE NAME OF TWO
                                            (2) OR MORE PERSONS, ALL SUCH
                                            PERSONS SHOULD SIGN.